SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):

                         February 26, 1996
                        -------------------

                 NORTH EUROPEAN OIL ROYALTY TRUST
                ----------------------------------

      (Exact name of Registrant as specified in its charter)


                   Commission File No. 1-8245


           Delaware                             22-2084119
   -----------------------               -----------------------
   (State of organization)               (IRS Employer I.D. No.)


    Suite 19A, 43 West Front Street, Red Bank, N.J.    07701
 ----------------------------------------------------------------
                (Address of principal executive offices)


                               908-741-4008
           ---------------------------------------------------
           (Registrant's telephone number including area code)

         This report (including exhibits) consists of 11 pages.

               The Exhibit Index is located on page 4.

Item 5.  Other Materially Important Event.
         --------------------------------

              On February 26, 1996, Vice Chancellor Jack B. Jacobs of the

         Delaware Court of Chancery signed an Order Approving the Joint

         Petition of the Settlement of Pending Litigation.  The announcement concerning this Order is contained in a press release that is included as Exhibit 99.1.  The Order Approving the Joint Petition of

         the Settlement of Pending Litigation is included as Exhibit 99.2 and includes by reference the complete text of the Proposed Settlement included in the Form of Notice to Owners filed as Exhibit 99.2 in an

         8-K filing made on December 12, 1995.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------


         (c)   Exhibits.
               ---------

               Exhibit 99.1.  Press release dated
               February 26, 1996 and distributed
               over PR Newswire.

               Exhibit 99.2.  Order Approving Settlement
               signed by Vice Chancellor Jack Jacobs of the Delaware Court of Chancery on February 26, 1996.







                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTH EUROPEAN OIL ROYALTY TRUST
                                      --------------------------------
                                               (Registrant)




                                       By: /S/ John R. Van Kirk
                                           ---------------------
                                               John R. Van Kirk
                                               Managing Director

Dated: February 28, 1996

                            EXHIBIT INDEX
                            -------------
                                                          Page
                                                          ----

Exhibit 99.1.     Press release dated                       5
                  February 26, 1996

Exhibit 99.2.     Order Approving Settlement                6
                  signed by Vice Chancellor
                  Jack Jacobs of the Delaware
                  Court of Chancery on
                  February 26, 1996.